UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 29, 2017
Date of Report (Date of earliest event reported)

ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600, Dallas, Texas 75225
(Address of principal executive offices) (Zip Code)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 29, 2017, Energy Transfer Partners, L.P. (the “Partnership”), the several banks and other financial institutions party thereto (collectively, the “Consenting Lenders”) and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”) entered into the Third Amendment (the “Amendment”) to that certain Second Amended and Restated Credit Agreement by and among the Partnership, the Consenting Lenders (together with the other banks and financial institutions party thereto, the “Lenders”) and the Administrative Agent, dated as of October 27, 2011 (as amended, supplemented and modified, the “Credit Agreement”) to (a) amend the definition of “Change of Control” to permit the previously reported transactions (collectively, the “SXL Transaction”) contemplated by that certain Agreement and Plan of Merger, dated as of November 20, 2016 (as amended by that certain Amendment No. 1 to the Agreement and Plan of Merger dated as of December 16, 2016 and as further amended or otherwise modified from time to time) among the Partnership, the general partner of the Partnership, Sunoco Logistics Partners L.P., Sunoco Partners LLC, and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P., and (b) amend certain other provisions of the Credit Agreement as more specifically set forth in the Amendment. For more information on the SXL Transaction, please read the Partnership’s Current Report on Form 8-K filed on November 21, 2016 and the Partnership’s Current Report on Form 8-K filed on December 21, 2016.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of the Exhibit
10.1
Third Amendment to Second Amended and Restated Credit Agreement by and among Energy Transfer Partners, L.P., the Lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders dated as of March 29, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:    Energy Transfer Partners GP, L.P., its general partner
By:    Energy Transfer Partners, L.L.C., its general partner

By:      /s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer
Dated: March 29, 2017

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
10.1*
Third Amendment to Second Amended and Restated Credit Agreement by and among Energy Transfer Partners, L.P., the Lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders dated as of March 29, 2017.

_______________
* Filed herewith.